SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 9, 1998



                      INTERNATIONAL FRANCHISE SYSTEM, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                     000-26270                     52-1887105
(State of Organization)      (Commission File No.)             (IRS Employer
                                                          Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 897-4870
              (Registrant's telephone number, including area code)



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Item 4.           Changes in Registrant's Certifying Accountant.



         On March 9, 1998 the Company appointed Ernst & Young to replace Moore Stephens, P.C., ("Moore Stephens") as independent auditors of the Company for the fiscal year ended December 28, 1997. Moore Stephens was dismissed as the Company's independent auditors on December 10, 1997. See the Current Report on Form 8-K dated December 16, 1997.

         The decision to engage Ernst & Young as the Company's independent auditors was approved by the Company's board of directors.

Item 5.           Other Events


         David R. Coffer has been appointed a director of the Company. Mr. Coffer, age 50, is Chairman of Davis-Coffer-Lyons, a British based restaurant property consulting firm. Mr. Coffer is a international restaurant consultant who specializes in restaurant properties in the United Kingdom and Europe.

                                   SIGNATURES



                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNATIONAL FRANCHISE SYSTEM




                                             By: /S/ H. Michael Bush
                                             H. Michael Bush
                                             (Principal Accounting Officer)

                                             Date: March 12, 1998